UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 30, 2023

JASPER THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39138	84-2984849
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 Bridge Pkwy Suite #102
Redwood City, California 94065

(Address of Principal Executive Offices) (Zip Code)

(650) 549-1400

Registrant’s telephone number, including area code

N/A

(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

(Title of each class)	(Trading Symbol)	(Name of exchange on which registered)
Voting Common Stock, par value $0.0001 per share	JSPR	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Voting Common Stock at an exercise price of $11.50	JSPRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective November 1, 2023, the Board of Directors (the “Board”) of Jasper Therapeutics, Inc. (the “Company”) appointed Thomas G. Wiggans as a Class II director of the Company. Mr. Wiggans was also appointed to serve as Chairperson of the Board.

Mr. Wiggans, age 71, most recently served as the Chief Executive Officer and chair of the board of directors of Pardes Biosciences, Inc. (Nasdaq: PRDS) from March 2022 until its merger with MediPacific, Inc. in August 2023. Mr. Wiggans founded Dermira, Inc. (Nasdaq: DERM) in August 2010, and served as its Chief Executive Officer and a member of its board of directors from August 2010 and as the chairman of its board of directors from April 2014 until Dermira’s acquisition by Eli Lilly and Company in 2020. From October 2007, Mr. Wiggans served as chairman of the board of directors of Peplin and in August 2008, he became its Chief Executive Officer, serving in these positions until Peplin’s acquisition by LEO Pharma Inc. in November 2009. Previously, Mr. Wiggans served as chief executive officer of Connetics USA from 1994, and as chairman of the board of directors of Connetics from January 2006 until December 2006 when Connetics was acquired by Stiefel Laboratories, Inc. From 1992 to 1994, Mr. Wiggans served as President and Chief Operating Officer of CytoTherapeutics Inc., a biotechnology company. From 1980 to 1992, Mr. Wiggans served at Ares-Serono S.A. in various management positions including as President of its U.S. pharmaceutical operations and Managing Director of its U.K. pharmaceutical operations. Mr. Wiggans began his career with Eli Lilly and Company. He currently serves on the boards of directors of Annexon, Inc. (Nasdaq: ANNX), a position he has held since February 2017, and Cymabay Therapeutics Inc. (Nasdaq: CBAY), a position he has held since April 2021. Mr. Wiggans has previously served on the boards of various industry organizations, educational institutions and private and public companies, including service on the boards of directors of Onyx Pharmaceuticals Inc. from March 2005 until its acquisition by Amgen Inc. in October 2013, Sangamo Biosciences, Inc. from June 2008 until June 2012, Somaxon Pharmaceuticals, Inc. from June 2008 until May 2012, Forma Therapeutics Holdings, Inc. from September 2020 until its acquisition by Novo Nordisk A/S in October 2022, and as chairman of the board of directors of Excaliard Pharmaceuticals, Inc. from October 2010 until its acquisition by Pfizer Inc. in December 2011. Mr. Wiggans was instrumental in the formation of the Biotechnology Industry Organization and served as a member of its board of directors for many years. He is currently a member of the Board of Trustees of the University of Kansas Endowment Association. Mr. Wiggans holds a B.S. in Pharmacy from the University of Kansas and an M.B.A. from Southern Methodist University.

In connection with his appointment to the Board, on November 1, 2023, the effective date of his appointment to the Board, Mr. Wiggans is being granted an option to purchase 110,000 shares of the Company’s voting common stock, of which 25% of the total number of shares subject to the option shall vest on the one year anniversary of the date of grant and 1/48th of the total number of shares subject to the option shall vest monthly thereafter, in each case subject to Mr. Wiggans’ continuous service to the Company on and through each applicable vesting date. The option will have an exercise price per share equal to the closing price of the Company’s voting common stock on the date of grant. The option grant is greater than the standard grant of 94,000 to be provided to new directors as set forth in the Company’s Non-Employee Director Compensation Policy, which was filed as Exhibit 10.17 to the Company’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission on March 8, 2023 (the “Non-Employee Director Compensation Policy”) as the Compensation Committee of the Board determined that a larger grant to Mr. Wiggans was appropriate given that he will also be serving as the Chairperson of the Board. As a non-employee director, Mr. Wiggans will also be entitled to receive the Company’s standard cash retainers for service as Chairperson of the Board and for membership on any committees of the Board on which he may serve, as set forth in the Non-Employee Director Compensation Policy.

The Company has also entered into an indemnification agreement with Mr. Wiggans in the same form as its standard form of indemnity agreement with its other directors.

There are no family relationships between Mr. Wiggans and any director or executive officer of the Company, and he was not selected by the Board to serve as a director pursuant to any arrangement or understanding with any person. Mr. Wiggans has not engaged in any transaction that would be reportable as a related party transaction under Item 404(a) of Regulation S-K.

On October 30, 2023, William Lis notified the Board of his intent to resign from the Board effective as of December 14, 2023. Mr. Lis’ decision to resign was not due to any disagreements with the Company on any matter relating to the Company’s operations, policies or practices. Additionally, effective upon Mr. Wiggans’ appointment to the Board and as Chairperson of the Board, Mr. Lis stepped down as Chairperson of the Board.

Item 8.01. Other Events.

On November 1, 2023, the Company issued a press release announcing the appointment of Mr. Wiggans to the Board. A copy of the press release is filed herewith as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release dated November 1, 2023.
104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JASPER THERAPEUTICS, INC.

Date: November 1, 2023	By:	/s/ Herb Cross
		Name:	Herb Cross
		Title:	Chief Financial Officer

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